OPPENHEIMER VARIABLE ACCOUNT FUNDS
                      Supplement dated June 15, 1998 to the
                          Prospectus dated May 1, 1998

The Prospectus is changed as follows:

1. The third sentence under the caption "Overview of the Funds - Who Manages the Funds" is revised by deleting Money Fund and Dorothy Warmack, and adding the following:

      Money Fund, Arthur J. Zimmer;

2. The first sentence under the caption "When-Issued or Delayed Delivery Transactions" is replaced with the following:

      Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis.

3. The first paragraph in the section captioned "How the Funds are Managed - Portfolio Managers" is replaced by the following:

      The portfolio manager of Money Fund is Arthur J. Zimmer. On June 15, 1998, he became the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years Mr. Zimmer has also served as an officer of other Oppenheimer funds, and was Money Fund's portfolio manager from October, 1990 to April 30, 1996.

4. The first sentence of the last paragraph in the section captioned "How the Funds are Managed
- Portfolio Managers" is replaced with the following:

Messrs. Bartlett, Levine, Reedy, Tracey, Gilston and Ms. Putnam are Vice Presidents of the Manager, and Messrs. Negri, Rubinstein, Steinmetz, Wilby and Zimmer are Senior Vice Presidents of the Manager.


June 15, 1998                                                  PSO600.012.0598

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                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                     Supplement   dated  June  15,  1998  to  the  Statement  of
             Additional Information dated May 1, 1998

The Statement of Additional Information is changed as follows:

1. The biographical information under the caption "How the Funds are Managed - Trustees and Officers of the Trust" on page 26 is revised to disclose that Michael S. Levine is Vice President of the Manager (since June, 1998) and David
P. Negri is Senior Vice President of the Manager (since May, 1998).

2. The biographical information for Dorothy Warmack under the caption "How the Funds are Managed - Trustees and Officers of the Trust" on page 27 is deleted.

3. Effective June 15, 1998, Arthur J. Zimmer became the portfolio manager for Money Fund. The biographical information below for Mr. Zimmer is added to the section captioned "How the Fund is Managed - Trustees and Officers of the Trust" on page 27 immediately following the information on William L. Wilby:

Arthur J. Zimmer, Vice President; Money Fund Portfolio Manager; Age: 52 Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990- June 1997).

4. The first sentence in the section captioned "The Manager and Its Affiliates - Portfolio Management" on page 30 is revised by deleting Money Fund and Dorothy Warmack, and adding the following:

      Money Fund, Arthur J. Zimmer;

5. The list of Corporate Industry Classifications (Appendix A) on page A-1 is modified by including the following new classifications: Asset Backed.



June 15, 1998                                                       PXO600.008
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